Q2 2025 Shareholder Letter | August 7, 2025 1 Fellow Shareholders, Warner Bros. Discovery’s (WBD) second quarter was defined by creative excellence. From films like A Minecraft Movie and Sinners, to television like Abbott Elementary and The Last of Us, to sports like the FIFA Club World Cup, NASCAR, and Roland Garros, WBD delivered content and shared stories that commanded attention and inspired audiences. Strong creative performance drove a healthy 9% ex-FX(1) consolidated Adjusted EBITDA(2) year-over-year growth. We made substantive progress against each element of our strategic attack plan: returning our studios to industry leadership, scaling HBO Max globally, and optimizing our Global Linear Networks. Together, this array of success will help establish both Warner Bros. and Discovery Global as two strong and sustainable independent entities as we proceed towards our planned separation. STUDIOS Our iconic studios – Warner Bros. Motion Pictures, DC Studios, and Warner Bros. Television (WBTV) – are benefiting from ongoing operational transformation and extraordinary creative momentum. The Studios segment generated over $6.1 billion of revenues (+16% ex-FX year-over-year) and $1.1 billion of Adjusted EBITDA (+195% ex-FX year-over-year) during the first half of 2025. We expect this momentum to continue and project that the Studios segment will generate at least $2.4 billion of Adjusted EBITDA for the full year. This represents a substantial step toward our goal of over $3 billion in Studios segment Adjusted EBITDA. MOTION PICTURE GROUP Nowhere was our momentum more pronounced than in our film business, which has grossed over $3 billion in global box office year-to-date. Warner Bros. Motion Picture Group released four films during the second quarter (A Minecraft Movie, Sinners, Final Destination: Bloodlines, and F1) that have together generated over $2 billion in global box office to date. In fact, Warner Bros. Studios has distributed five films in a row that opened to over $45 million domestically, a first for any studio, and has four of the top 10 global Hollywood movies year-to-date, more than any other studio. At the core of this success is our balanced slate approach as demonstrated by: • Our industry-leading ability to produce, market, and “eventize” global tentpole titles with A Minecraft Movie; • Our commitment to partnering with the industry’s top creative talent to advance groundbreaking original works with Sinners; • Our ability to strategically leverage our intellectual property, as exemplified by New Line Cinema’s renowned horror genre expertise – with Final Destination: Bloodlines (the sixth and most successful release in this series, which dates back to 2000); and • Our exceptional distribution and marketing prowess with F1.

Q2 2025 Shareholder Letter | August 7, 2025 2 The capacity to succeed across all quadrants of film production and monetization is a cornerstone of what differentiates Warner Bros. Motion Picture Group and underpins our increased bullishness regarding its future creative and financial prospects. Recent momentum also stems from a deliberate rebuilding and transformation strategy executed over the last three years. We have implemented a more bottoms-up, analytically rigorous greenlighting process with more granular input from distribution and global marketing teams, instituted more systematic marketing and distribution checkpoints ahead of releases with an emphasis on the final eight weeks prior to release, and are utilizing real-time data to make better windowing decisions. Additionally, we reorganized our marketing and distribution teams into a globally integrated model that has enabled us to seamlessly coordinate film releases across territories. With each of these measures, our goal has been to better position Warner Bros. Motion Picture Group to maximize the potential upside for creatively successful films, while reducing the inherent downside risk. These process changes are also informing our development and release strategy going forward. In future years, we are targeting 12-14 theatrical releases annually across our four key labels – Warner Bros. Pictures, DC Studios, New Line Cinema, and Warner Bros. Animation, including: • 1-2 Warner Bros. Pictures tentpoles (primarily utilizing well-known Warner Bros. IP) • 1-2 DC Studios films • 3-4 New Line Cinema releases (including horror) • 1-2 WB Animation titles • A select number of moderately budgeted original films. DC STUDIOS Superman marked the beginning of a new era for DC Studios, extending our strong creative momentum into the third quarter. Superman generated $220 million globally in its opening weekend, the strongest ever debut for a solo Superman film, and strongest DC Studios global opening since 2022. DC Studio’s universe of characters represents not only one of Warner Bros. Discovery’s most valuable pieces of intellectual property, but one of the most valuable assets in entertainment. In its long history, the DC universe has never been managed in a more cohesive, collaborative, and strategic way. James Gunn and Peter Safran bring a unified creative vision to this beloved collection of storylines, and initial progress has heightened our long-term optimism. In film, James Gunn is busy preparing the next installments of the DC super family, including Supergirl: Woman of Tomorrow (2026), Clayface (2026), and the next Wonder Woman. In addition, The Batman II (2027) is preparing to begin shooting next spring, among several other projects in development. The 10-year vision for the DC universe also includes an exciting array of television projects, including The Penguin, which recently garnered 24 Emmy nominations and was watched by nearly 20 million HBO Max subscribers, the upcoming new season of Peacemaker, and the debut of

Q2 2025 Shareholder Letter | August 7, 2025 3 Lanterns in 2026. In a precise and measured way, the DC franchise will increasingly overlay across the studio’s broader efforts: from film and TV to consumer products, games, experiences and social. TELEVISION WBTV remains the industry’s largest and highest quality independent television producer. Working with television’s most talented storytellers, WBTV led all studios with 60 Emmy nominations, including Outstanding Drama Series for The Pitt, Outstanding Comedy Series for Abbott Elementary and Shrinking, and Outstanding Limited/Anthology Series for The Penguin. Additionally, shows ranging from The Voice to Georgie and Mandy’s First Marriage continue to serve devoted fan bases, ranking among the industry’s most resonant programming. As we adapt to ongoing changes in how audiences consume content, we are focused on maintaining our production slate for broadcast TV, while continuing to drive momentum in our growing roster of subscription video on demand (SVOD) titles, where we’ve seen great traction. Notably, over the last five years, WBTV has been the top producer of scripted series for both Netflix and Apple TV+. And we are seeing strong momentum at Amazon with upcoming series such as Escorted from Brett Goldstein, Stillwater from Greg Berlanti, and Probability of Miracles from Alloy. And our SVOD funnel continues to grow. In 2025, we expect to deliver a new record for scripted series sold into development for SVOD services, surpassing 2024’s previous high watermark. With 11 scripted series already greenlit on top of our growing development pipeline, we have confidence in our ability to sustain long-term growth in our TV business. WBTV’s library also remains a consistent and strong engine of profitability. Together, our film and TV libraries have generated on average roughly $5 billion of annual revenue over the last five years. Some of that revenue is generated through third-party licensing, as well as through internal licensing to HBO Max. As we have repeatedly noted, monetizing our content – from first run through deep library – is a key strategic imperative for WBD. This process is vetted with internal stakeholders; it also informs what we license externally versus what we retain for internal use and whether the licensing agreements are exclusive or co-exclusive. These decisions are core to our operating philosophy, the aim of which is to maximize long-term shareholder value. While WBD accretes value regardless of what licensing decision is made for any given piece of content, the impact on financial results can vary widely. Licensing content internally to HBO Max will weigh on near-term consolidated financials as the gross profit generated at the Studios is initially eliminated, but this profit will flow back through the financials over time. Of course, this content contributes to the growth and sustainability of HBO Max and WBD overall, despite the necessary trade-off of lower near-term revenue, Adjusted EBITDA, and free cash flow generation.

Q2 2025 Shareholder Letter | August 7, 2025 4 STREAMING Our commitment to delivering the world’s highest quality television applies equally as strongly at HBO Max. With a record-setting and industry-leading 142 Emmy nominations across 20 original programs, HBO Max continues to differentiate itself by delivering stories that define “appointment viewing”. The Emmy nominations highlight the exceptional craftmanship, storytelling, and culture- shaping influence that define HBO Max’s brand. The second quarter saw the conclusion of the first season of The Pitt, one of the most successful debut shows of 2025, as well as the third season of The White Lotus, which delivered over 26 million average viewers per episode – up almost 40% vs its second season. The second quarter also saw the returns of The Last of Us (one of the most widely viewed shows of the second quarter across all platforms), And Just Like That…, Hacks, The Gilded Age, and The Righteous Gemstones. One key driver of HBO Max’s success and consumer value proposition has been its symbiotic relationship with its sister company, Warner Bros. Studios, and the studios’ TV and film pipeline and library. During the first half of 2025, content created by Warner Bros. Studios accounted for over half of global hours streamed on HBO Max, with almost all of our global viewing accounts having watched a WB-produced title. As we’ve strengthened our creative focus and prioritized investment in more scaled markets with proven teams, our international content also continues to attract and engage more subscribers. Notable recent successes included the third season of The Prince in Turkey, which was viewed by 74% of the country’s total HBO Max subscribers, as well as the docuseries Chespirito: Not Really on Purpose in Mexico, which was viewed by over 60% of the country’s HBO Max subscribers and ranks as the most acquisitive and most watched international series ever on HBO Max. Fueled by our strong content offering, the Streaming segment added over 3.4 million subscribers(3) in the second quarter, including more than 3.2 million international subscribers. This growth was driven partly by the very successful launch of HBO Max in Australia at the end of Q1, with healthy retail traction in addition to the launch of HBO Max’s wholesale partnership with Foxtel. Early success in Australia reinforces our confidence in planned upcoming launches in Germany, Italy, and the United Kingdom (U.K.) and Ireland in 2026 where our content has been licensed to a third-party distributor and is well-known among consumers, much like in Australia. Together, this reinforces our confidence that we are on track to surpass 150 million Streaming subscribers by the end of 2026. We enjoyed healthy subscriber-related revenue(4)(*) growth of 10% ex-FX, leading to approximately $293 million in Adjusted EBITDA during the second quarter. Based on these trends, we continue to project at least $1.3 billion of Streaming Adjusted EBITDA in 2025. During the second quarter, we restructured our HBO Max U.S. distribution deal with a former related party. As a result, there was a modest negative impact on Q2 domestic ARPU(5) and distribution revenues. We expect a more pronounced impact during the second half of 2025 with distribution revenue growth expected to be in the low single digit range starting in Q3. Importantly, we had already factored this impact into our 2025 Streaming Adjusted EBITDA guidance. While this impact will linger

Q2 2025 Shareholder Letter | August 7, 2025 5 into the first half of 2026, we expect to see a re-acceleration in global distribution revenue growth from second half 2025 levels over the course of 2026, in part helped by the Q1 launch of HBO Max in Germany and Italy, and in the United Kingdom and Ireland in the second quarter. GLOBAL LINEAR NETWORKS We are very pleased with the progress that Global Linear Networks continues to make in optimizing its global content portfolio and distribution profile to drive value to our distribution partners and consumers. We recently completed our distribution agreement with the last of the six largest U.S. pay TV distributors. With terms comparable to other distribution agreements that we have reached over the last year, we continue to forecast low single digit affiliate rate increases in the U.S. Our goal is to continue to partner with distributors to deliver greater value and expanded optionality for consumers. On the advertising front, negotiations for the U.S. upfront are largely complete. We enjoyed strong pricing and resilient demand for sports programming, and firm pricing for general entertainment, essentially consistent with recent trends. Demand for HBO Max was also healthy with pricing that reflects the quality and uniqueness of its programming and premium nature of its inventory. Overall, the U.S. advertising market environment continues to remain steady with limited, if any, incremental impact from macro concerns. In line with recent trends, EMEA remains healthier, and we continue to see pockets of growth in key markets such as Poland and Italy. And while smaller, Latin America continues to see both secular and cyclical headwinds. Looking ahead, we expect Global Linear Networks global advertising revenues in the third quarter to decline at a higher rate than the second quarter given the lighter sports schedule, the comparison with last year’s summer Olympics, and the benefit to CNN in the prior year from U.S. election coverage. And as a reminder, we will not have the NBA in the U.S. beginning in the fourth quarter, which will impact both advertising revenues and cost of revenues. As noted, sports remain a key driver of live television viewing and an important component of our value proposition to distributors. Over the last 18 months, we have transformed our portfolio to offer fans more depth and breadth of sports content than ever before. March Madness, the NHL and MLB Postseason are cornerstones of our premium sports offering. And we’ve added a major tentpole with our investment in the College Football Playoffs, which will include five games on TNT including a semifinal starting with the 2026 season. During the quarter, we saw great success with our critically acclaimed Roland Garros tennis coverage, along with our involvement with the FIFA Club World Cup, and the inaugural season of our NASCAR In-Season Challenge. And we are “Always On” with Bleacher Report and House of Highlights – the leading digital and social destinations for young sports fans. Bleacher Report saw strong growth in Q2 driven by NFL Draft content and NBA Playoffs highlights. We will continue to be strategic and

Q2 2025 Shareholder Letter | August 7, 2025 6 disciplined in our pursuit of live sports rights that enhance the way we extend the reach of our content and drive engagement across all platforms – linear, streaming and digital. Q2 content revenues decreased modestly year-over-year due to the timing of third-party licensing deals. As a reminder for the second half of 2025, we will be comparing to approximately $580 million in Olympics sub-licensing revenues in Q3 and a strong fourth quarter in 2024, which benefitted from unusually large third-party licensing deals. SEPARATION & OTHER FINANCIAL UPDATES We are well underway in executing WBD’s next chapter following the announced separation of Warner Bros. (Streaming & Studios) and Discovery Global Media (Global Networks). Over the last two months, we achieved several milestones in our path to completing the separation. We announced much of our senior leadership for both companies with a handful of roles yet to be filled. With the leadership teams largely in place, we remain focused on delivering on our 2025 goals and executing our separation plans so that both organizations hit the ground running once the two companies become independent, which we continue to expect to occur in mid-2026. Also, we completed the tender offers and consent solicitation transactions announced in conjunction with the separation. These transactions were critical to providing us with the flexibility necessary to tailor sustainable capital structures that will help drive shareholder value over the long term. We utilized a $17 billion bridge loan facility to retire $17.7 billion of bonds for $14.5 billion in cash, as well as repaid in full and terminated a $1.5 billion term loan due January 2026. Furthermore, $0.5 billion of debt matured during the second quarter, resulting in total a $2.7 billion reduction in gross debt. We ended Q2 with $35.6 billion in gross debt(6)(*), while net debt(7)(*) was $30.7 billion with net leverage(8)(*) at 3.3x. A few items to note in connection with the tender offers and consent solicitation transactions and the separation: • Quarterly interest expense will increase by approximately $80 million to over $500 million as a result of the higher interest rate on the bridge loan facility (SOFR + 300 bps through the end of the year, then stepping up to 350 bps in 1Q26, and 400 bps in 2Q26 until maturity) vs. 4.8% average cost on the $19.1 billion of retired debt; • Cash interest on the bridge loan facility will be paid monthly; as a result, semi-annual interest payments in Q1 and Q3 on the remaining outstanding bonds will be less pronounced than prior periods; • We paid approximately $250 million in separation-related costs in Q2, primarily accrued interest, which impacted Q2 free cash flow; • We will make a $725 million cash tax payment on the $3.2 billion of debt discounts captured in connection with the tender offers during the second half of 2025;

Q2 2025 Shareholder Letter | August 7, 2025 7 • We expect to incur one-time transaction and restructuring costs that will impact free cash flows through the closing of the separation, which we will quantify once we finalize the key operating model and separation decisions. We finished Q2 with $983 million of cash from operations and $702 million in free cash flow(9)(*), or approximately $950 million excluding the accrued interest payment in connection with the completion of the tender offers. We continue to expect that underlying free cash flow generation will remain healthy through the rest of the year and in line with our target conversion range. Free cash flow generated through the closing of the separation will be utilized, among other things, to ensure both companies are appropriately capitalized with operating cash. We will also weigh the option of using free cash flow to pay down the more expensive bridge loan facility or to repurchase discounted debt in the open market. CONCLUSION With focus, intent and discipline, we have worked to synthesize and transform each component of WBD. As our second quarter results show, we are seeing proof that those transformation efforts are resulting in increased shareholder value. Our Studios are performing well and are making progress towards our $3 billion Studios Adjusted EBITDA goal. Combined with HBO Max’s audience resonance, strong subscriber growth, and future upside with remaining international launches, our Streaming & Studios division is primed to thrive as a nimble, focused, and independent entity. While secular headwinds persist in the network television environment, the breadth and depth of our offering across non-scripted programming, news, and sports has put us in a favorable position with distribution partners across the globe. As we maximize the potential of complementary digital assets such as House of Highlights, Bleacher Report, and CNN’s upcoming subscription news service and bring forward further advertising innovation, we believe Global Linear Networks will continue to deliver strong profits and free cash flow for many years to come. As we move forward into our next phase as two independent, publicly traded companies, we are confident that both organizations have the assets, strategy, and capabilities necessary to win in a changing landscape. With greater focus and flexibility, based on their current momentum, we believe each is well positioned to succeed in today’s - and tomorrow’s - ever-evolving entertainment environment.

Q2 2025 Shareholder Letter | August 7, 2025 8 2025 Outlook Warner Bros. Discovery, Inc. ("Warner Bros. Discovery", "WBD", the "Company", "we", "us", or "our") may provide forward-looking commentary in connection with this communication. The Company is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Accordingly, the Company is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward- looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. Forward-looking statements include, without limitation, statements about the benefits of the separation, including future financial and operating results, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of WBD’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the abandonment of the separation or pursuit of a different structure; risks that any of the conditions to the separation may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed separation is not obtained; risks related to potential litigation brought in connection with the separation; uncertainties as to the timing of the separation; risks and costs related to the separation, including risks relating to changes to the configuration of WBD’s existing businesses; the risk that implementing the separation may be more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of WBD and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the separation; failure to realize the benefits expected from the separation; the final terms and conditions of the separation, including the terms of any ongoing commercial agreements and arrangements, and the relationship between Warner Bros. and Discovery Global following the separation; the nature and amount of any indebtedness incurred by Warner Bros. or Discovery Global; effects of the announcement, pendency

Q2 2025 Shareholder Letter | August 7, 2025 9 or completion of the separation on the ability of WBD to retain and hire key personnel and maintain relationships with its suppliers, and on its operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on WBD as it implements separation; and risks related to obtaining permanent financing. WBD's actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the separation. Discussions of additional risks and uncertainties are contained in WBD’s filings with the Securities and Exchange Commission, including but not limited to WBD’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. WBD is not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication may also contain certain non-GAAP financial measures, identified with an “(*)”. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the Trending Schedules and “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com.

Q2 2025 Shareholder Letter | August 7, 2025 10 Definitions and Sources for Warner Bros. Discovery, Inc. (1) Foreign Exchange Impacting Comparability: The impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S. dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis (“ex-FX”), in addition to results reported in accordance with U.S. GAAP provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with U.S. GAAP. The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. For the 2025 period, the ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, which is a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2025 Baseline Rate”), and the prior year amounts translated at the same 2025 Baseline Rate. In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies. (2) Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company uses this measure to assess the operating results and performance of the segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete.

Q2 2025 Shareholder Letter | August 7, 2025 11 The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content (which is included in consolidated costs of revenues), and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. We prospectively updated certain corporate allocations at the beginning of 2025. The impact to prior periods was immaterial. (3) Streaming Subscriber: The Company defines a “Core Streaming Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a Streaming platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis, including third-party services that host a branded environment of discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently-branded, regional products” referred to in (iv) above consist of TVN/Player. Subscribers to multiple WBD Streaming products (listed above) are counted as a paid subscriber for each individual WBD streaming product subscription. We may refer to the aggregate number of Core Streaming Subscriptions as “subscribers”. The reported number of “subscribers” included herein and the definition of “Streaming Subscription” as used herein excludes: (i) individuals who subscribe to Streaming products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a Streaming Subscription within the first seven days of the next month as noted above.

Q2 2025 Shareholder Letter | August 7, 2025 12 Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada. (4) Subscriber-related revenues: The Company defines subscriber-related revenues as the sum of distribution and advertising revenues in the Streaming segment. The Company uses subscriber- related revenues to monitor and evaluate the Company's streaming revenue performance. The Company believes this measure is relevant to investors as it highlights the revenue generation tied to the Company's streaming products. (5) ARPU: The Company defines Streaming Average Revenue Per User ("ARPU") as total subscription revenue plus net advertising revenue for the period divided by the daily average number of paying subscribers for the period. Where daily values are not available, the sum of beginning of period and end of period divided by two is used. Excluded from the ARPU calculation are: (i) Revenue and subscribers for Streaming products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) A limited amount of international discovery+ revenue and subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) Cinemax, Max/HBO hotel and bulk institution (i.e., subscribers billed on a bulk basis), and international basic HBO revenue and subscribers; and (iv) Users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. (6) Gross debt: The Company defines gross debt of $35.6 billion as total debt of $35.0 billion, plus finance leases of $584 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (7) Net debt: The Company defines net debt of $30.7 billion as gross debt of $35.6 billion less cash and cash equivalents, and restricted cash of $4,891 million. The Company uses net debt to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.

Q2 2025 Shareholder Letter | August 7, 2025 13 (8) Net Leverage: The Company defines net leverage as the calculation where net debt (gross debt of $35.6 billion less cash, cash equivalents, and restricted cash of $4,891 million) is divided by the sum of the most recent four quarters Adjusted EBITDA of $9,193 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (9) Free cash flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. In millions Three Months Ended June 30, 2025 Cash provided by operating activities $983 Less: Purchases of property and equipment (281) Free Cash Flow(*) $702